                                                                      EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of D & K Healthcare Resources, Inc. ("Company") on Form 10-K for the year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2004

                               /s/ J. Hord Armstrong, III
                               --------------------------------

                               J. Hord Armstrong, III
                               Chairman of the Board and Chief Executive Officer

                               /s/ Thomas S. Hilton
                               --------------------------------

                               Thomas S. Hilton
                               Senior Vice President and Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

THE FOREGOING CERTIFICATION IS BEING FURNISHED IN ACCORDANCE WITH SECURITIES AND EXCHANGE COMMISSION RELEASE NO. 34-47551 AND SHALL NOT BE CONSIDERED FILED AS PART OF THE FORM 10-K.